UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2024

HAYNES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HAYN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced merger contemplated by that certain Agreement and Plan of Merger, dated as of February 4, 2024 (the “Merger Agreement”), by and among Haynes International, Inc. (“Haynes” or the “Company”), a Delaware corporation, North American Stainless, Inc., a Delaware corporation (“North American Stainless” or “Parent”), Warhol Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes of Section 9.14 thereof, Acerinox, S.A., a Spanish sociedad anonima (“Acerinox”).

On November 21, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into Haynes (the “Merger”), with Haynes surviving the Merger as a wholly-owned subsidiary of Parent.

Item 1.02 – Termination of a Material Definitive Agreement

Concurrently with the closing of the Merger, all obligations outstanding under that certain Credit Agreement, dated as of October 19, 2020, by and among Haynes and certain of its subsidiaries, as borrowers, each additional borrower from time to time party thereto, LaPorte Custom Metal Processing, LLC, as guarantor, JPMorgan Chase Bank, N.A., as administrative agent and the several banks and other financial institutions from time to time party thereto as lenders (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) were repaid in full, and the Credit Agreement was concurrently terminated on the Closing Date. In connection with the termination and repayment in full of all outstanding obligations under the Credit Agreement, all related liens and security interests securing the Credit Agreement were terminated and released.

Item 2.01 – Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), upon the terms of the Merger Agreement, each share of Haynes’ common stock, par value $0.001 per share, that was issued and outstanding as of immediately prior to the Effective Time (other than any shares of Haynes common stock (i) held by Haynes as treasury stock or (ii) owned by Parent or any of its subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time) was automatically cancelled and converted into the right to receive $61.00, without interest and subject to applicable tax withholdings.

In addition, pursuant to the Merger Agreement, at the Effective Time:

(a)	each Company stock option (an “Option”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, was cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Haynes common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess, if any, of $61.00 over the per share exercise price of such Option;

(b)	each award of time-based restricted stock of the Company (each, an “RSA”) that was outstanding as of immediately prior to the Effective Time was cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the sum of (i) the product of (A) $61.00 and (B) the number of shares of Haynes common stock subject to such RSA as of immediately prior to the Effective Time plus (ii) the amount of any accrued but unpaid dividends with respect to such RSA; and

(c)	each award of performance-based restricted stock of the Company (each, a “PSA”) that was outstanding as of immediately prior to the Effective Time was cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the sum of (i) the product of (A) $61.00 and (B) the total number of shares of Haynes common stock subject to such PSA as of immediately prior to the Effective Time, determined with the applicable performance metrics deemed to be achieved at the greater of (x) the actual level performance as of the Effective Time and (y) the target level of performance, plus (ii) the amount of any accrued dividend equivalents with respect to such PSA.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Haynes with the Securities Exchange Commission (the “SEC”) on February 5, 2024, which is incorporated by reference herein.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, in connection with the consummation of the Merger, Haynes (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger, (ii) requested that the trading of Haynes common stock on Nasdaq be suspended and that the listing of its shares on Nasdaq be withdrawn, and (iii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to delist and deregister the shares of Haynes common stock under Section 12(b) of the Exchange Act. Following the effectiveness of the Form 25, Haynes intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Haynes common stock and suspend Haynes’ reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Haynes common stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically converted, at the Effective Time, into the right to receive $61.00 (the “Per Share Price”). Accordingly, at the Effective Time, the holders of such shares of Haynes common stock ceased to have any rights as stockholders of Haynes, other than the right to receive the Per Share Price.

Item 5.01 – Change in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of Haynes occurred, and Haynes became a wholly-owned subsidiary of Parent.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Board of Director Resignations

As a result of the Merger, at the Effective Time, Michael L. Shor, Robert H. Getz, Dawne S. Hickton, Alicia R. Masse, Brian R. Shelton, and Larry O. Spencer each resigned from the Board of Directors of Haynes (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of Haynes and Cristobal Fuentes, Chris Lyons and Patrick Graf, each a director of Merger Sub immediately prior to the Effective Time, were appointed as directors of Haynes and the officers of the Company immediately prior to the Effective Time became the officers of the Surviving Corporation, in each case, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

Long-Term Incentive Grants

On November 19, 2024, the Company, following approval from the Compensation Committee of its Board of Directors, made grants of long-term incentives to certain of the Company’s named executive officers (“NEOs”) and other key employees, which are intended to replace the value of annual equity awards that are typically granted to NEOs and other key employees around this time of year. These long-term incentives are in the form of cash awards (each, a “Restricted Cash Award”).

Each Restricted Cash Award provides for a lump sum cash amount payable on the third anniversary of the date of grant (the “Vesting Date”), subject to the recipient’s continued employment through the Vesting Date. Notwithstanding the foregoing, the Restricted Cash Awards will be subject to the termination protections set forth in the applicable award documents.

Certain of our NEOs have been granted Restricted Cash Awards in the amounts set forth in the following table.

Name	Restricted Cash Award
Daniel W. Maudlin	$384,750
Marlin C. Losch III	$520,000
Scott R. Pinkham	$252,681

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Second Restated Certificate of Incorporation of Haynes was amended and restated in its entirety to be replaced by the Fourth Restated Certificate of Incorporation of Haynes. Copies of the certificate of incorporation of Haynes are filed as set forth in Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Bylaws of Haynes were amended and restated in their entirety to be replaced by the bylaws of Merger Sub as in effect immediately prior to the Effective Time except that all references to Merger Sub were automatically amended and became references to Haynes. Copies of the bylaws of Haynes are filed as set forth in Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01 Other Events

On November 21, 2024, Acerinox and Haynes issued a joint press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety herein.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of February 4, 2024, by and among Haynes International, Inc., North American Stainless, Inc., Warhol Merger Sub, Inc. and, solely for the purposes of Section 9.14 thereof, Acerinox, S.A., a Spanish sociedad anonima (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 5, 2024).
3.1	Fourth Amended and Restated Certificate of Incorporation of Haynes, effective November 21, 2024.
3.2	Second Amended and Restated Bylaws of Haynes, effective November 21, 2024.
99.1	Acerinox and Haynes Joint Press Release, dated as of November 21, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: November 21, 2024	By:	/s/ Angela M. Kohlheim
	Name:	Angela M. Kohlheim
	Title:	Vice President, General Counsel